                        CIT Equipment Collateral 2005-VT1           Exhibit 99.1
                            Monthly Servicing Report

                                                    Determination Date: 10/18/05
                                                     Collection Period: 09/30/05
                                                          Payment Date: 10/20/05

I. AVAILABLE FUNDS

   A. Available Pledged Revenues

      a. Scheduled Payments Received                                                    $ 24,186,366.45
      b. Liquidation Proceeds Allocated to Owner Trust                                       584,296.29
      c. Required Payoff Amounts of Prepaid Contracts                                        555,461.89
      d. Required Payoff Amounts of Purchased Contracts                                            0.00
      e. Proceeds of Clean-up Call                                                                 0.00
      f. Investment Earnings on Collection Account and Note Distribution Account                   0.00
                                                                                        ---------------
                                            Total Available Pledged Revenues =          $ 25,326,124.63

   B. Determination of Available Funds

      a. Total Available Pledged Revenues                                               $ 25,326,124.63
      b. Servicer Advances                                                                 2,381,031.02
      c. Recoveries of prior Servicer Advances                                            (1,940,091.91)
      d. Withdrawal from Cash Collateral Account                                                   0.00
                                                                                        ---------------

                                            Total Available Funds =                     $ 25,767,063.74
                                                                                        ===============

II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS

         1. Servicing Fee                                                                    389,425.39

         2. Class A-1 Note Interest Distribution                       99,152.19
            Class A-1 Note Principal Distribution                  21,156,349.61
                      Aggregate Class A-1 distribution                                    21,255,501.80

         3. Class A-2 Note Interest Distribution                      726,933.33
            Class A-2 Note Principal Distribution                           0.00
                      Aggregate Class A-2 distribution                                       726,933.33

         4. Class A-3 Note Interest Distribution                      724,433.33
            Class A-3 Note Principal Distribution                           0.00
                      Aggregate Class A-3 distribution                                       724,433.33

         5. Class A-4 Note Interest Distribution                      338,154.33
            Class A-4 Note Principal Distribution                           0.00
                      Aggregate Class A-4 distribution                                       338,154.33

         6. Class B Note Interest Distribution                         47,782.50
            Class B Note Principal Distribution                       516,008.52
                    Aggregate Class B distribution                                           563,791.02

         7. Class C Note Interest Distribution                         43,407.95
            Class C Note Principal Distribution                       458,674.26
                    Aggregate Class C distribution                                           502,082.21

         8. Class D Note Interest Distribution                         81,961.06
            Class D Note Principal Distribution                       802,679.94
                         Aggregate Class D distribution                                      884,641.00

         9. Deposit to the Cash Collateral Account                                           164,380.94

        10. Amounts in accordance with the CCA Loan Agreement                                217,720.39

        11. Remainder to the holder of the equity certificate                                      0.00
                                                                                        ---------------

                                            Collection Account Distributions =            25,767,063.74
                                                                                        ===============

   B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

         1. Payment due on the Senior Loan                                                 2,047,086.26

         2. Payment due on the Holdback                                                      254,126.32

         3. Payment to the Depositor                                                               0.00
                                                                                        ---------------

                                            Cash Collateral Account Distributions =        2,301,212.58
                                                                                        ===============


C. INCORRECT DEPOSITS TO BE RETURNED TO CIT      Collection Account Distributions =                0.00
                                                                                        ===============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

       --------------------------------------------------------------------------------------------
              Distribution           Class A-1        Class A-2       Class A-3     Class A-4
                 Amounts               Notes            Notes           Notes         Notes
       --------------------------------------------------------------------------------------------
    1.        Interest Due              99,152.19    726,933.33    724,433.33      338,154.33
    2.        Interest Paid             99,152.19    726,933.33    724,433.33      338,154.33
    3.     Interest Shortfall                0.00          0.00          0.00            0.00
             ((1) minus (2))
    4.       Principal Paid         21,156,349.61          0.00          0.00            0.00

    5.  Total Distribution Amount   21,255,501.80    726,933.33    724,433.33      338,154.33
             ((2) plus (4))

       --------------------------------------------------------------------------------------------
              Distribution            Class B          Class C         Class D    Total Offered
                 Amounts               Notes            Notes           Notes         Notes
       --------------------------------------------------------------------------------------------
    1.        Interest Due              47,782.50     43,407.95     81,961.06     2,061,824.69
    2.        Interest Paid             47,782.50     43,407.95     81,961.06     2,061,824.69
    3.     Interest Shortfall                0.00          0.00          0.00             0.00
             ((1) minus (2))
    4.       Principal Paid            516,008.52    458,674.26    802,679.94    22,933,712.33

    5.  Total Distribution Amount      563,791.02    502,082.21    884,641.00    24,995,537.02
             ((2) plus (4))

IV. Information Regarding the Securities

    A Summary of Balance Information

       -------------------------------------------------------------------------------------------------------------
                             Applicable     Principal Balance    Class Factor     Principal Balance    Class Factor
              Class            Coupon            Oct-05             Oct-05             Sep-05             Sep-05
                                Rate          Payment Date       Payment Date       Payment Date       Payment Date
       -------------------------------------------------------------------------------------------------------------
    a.   Class A-1 Notes       3.0728%       17,565,522.85         0.08569          38,721,872.46         0.18889
    b.   Class A-2 Notes       3.7600%      232,000,000.00         1.00000         232,000,000.00         1.00000
    c.   Class A-3 Notes       4.1200%      211,000,000.00         1.00000         211,000,000.00         1.00000
    d.   Class A-4 Notes       4.3600%       93,070,000.00         1.00000          93,070,000.00         1.00000
    e.    Class B Notes        4.0900%       13,503,305.44         0.74686          14,019,313.96         0.77540
    f.    Class C Notes        4.1800%       12,002,938.16         0.74692          12,461,612.42         0.77546
    g.    Class D Notes        4.5100%       21,005,141.79         0.74698          21,807,821.73         0.77553

    h.          Total Offered Notes         600,146,908.24                         623,080,620.57

    B Other Information

      ------------------------------------------------------------
                              Scheduled            Scheduled
                          Principal Balance    Principal Balance
             Class             Oct-05               Sep-05
                            Payment Date         Payment Date
      ------------------------------------------------------------
        Class A-1 Notes     19,274,637.59       42,433,064.61

      -----------------------------------------------------------------------------------------------------------
                                                    Target            Class           Target           Class
                                Class          Principal Balance      Floor      Principal Amount      Floor
             Class           Percentage             Oct-05           Oct-05           Sep-05          Sep-05
                                                 Payment Date     Payment Date     Payment Date    Payment Date
      -----------------------------------------------------------------------------------------------------------
            Class A            92.25%          553,635,522.85                    574,791,872.48
            Class B             2.25%           13,503,305.44         0.00        14,019,313.96        0.00
            Class C             2.00%           12,002,938.16         0.00        12,461,612.41        0.00
            Class D             3.50%           21,005,141.79         0.00        21,807,821.72        0.00


V. PRINCIPAL

   A. MONTHLY PRINCIPAL AMOUNT

      1. Principal Balance of Notes and Equity Certificates                               623,080,620.57
         (End of Prior Collection Period)
      2. Contract Pool Principal Balance (End of Collection Period)                       600,146,908.24
                                                                                         ---------------

                    Total monthly principal amount                                         22,933,712.33

   B. PRINCIPAL BREAKDOWN                                           No. of Accounts
                                                                    ---------------

      1.    Scheduled Principal                                          59,845            21,635,127.10
      2.    Prepaid Contracts                                              144                553,289.68
      3.    Defaulted Contracts                                            164                745,295.55
      4.    Contracts purchased by CIT Financial USA, Inc.                  0                       0.00
                                                                      -----------------------------------
            Total Principal Breakdown                                    60,153            22,933,712.33

VI. CONTRACT POOL DATA

    A. CONTRACT POOL CHARACTERISTICS

                                                  -----------------------------------------------------
                                                    Original             Oct-05            Sep-05
                                                      Pool            Payment Date      Payment Date
                                                  -----------------------------------------------------
      1. a.  Contract Pool Balance               803,339,897.82      600,146,908.24     623,080,620.57
         b.  No of Contracts                             61,944              59,845             60,153
         c.  Pool Factor

      2. Weighted Average Remaining Term                  37.70               31.44              32.19

      3. Weighted Average Original Term                   45.00

    B. DELINQUENCY INFORMATION

                                          ---------------------------------------------------------------------
                                                % of        % of Aggregate
                                                            Required Payoff     No. Of     Aggregate Required
                                              Contracts         Amount         Accounts      Payoff Amounts
                                          ---------------------------------------------------------------------
      1. Current                                96.01%         96.88%          57,455        586,215,107.77
         31-60 days                              2.11%          1.82%           1,265         11,015,539.29
         61-90 days                              0.82%          0.82%             490          4,946,721.52
         91-120 days                             0.49%          0.22%             293          1,358,502.38
         120+ days                               0.57%          0.26%             342          1,569,918.91

                       Total Delinquency       100.00%        100.00%          59,845        605,105,789.87

      2. Delinquent Scheduled Payments:

         Beginning of Collection Period                                  4,517,942.52
         End of Collection Period                                        4,958,881.63
                                                                      ----------------

                           Change in Delinquent Scheduled Payments         440,939.11


    C. DEFAULTED CONTRACT INFORMATION

       1. Required Payoff Amount on Defaulted Contracts                    745,295.55
       2. Liquidation Proceeds received                                    584,296.29
                                                                      ---------------
       3. Current Liquidation Net Loss Amount                              160,999.26

       4. Cumulative Reported Net Losses                                 2,110,626.15

          Cumulative Net Loss Ratio                                            0.0200%

          Cummlative Net Loss Trigger                                          1.0000%

VII. MISCELLANEOUS INFORMATION

    A. SERVICER ADVANCE BALANCE

       1. Opening Servicer Advance Balance                               4,517,942.52
       2. Current Period Servicer Advance                                2,381,031.02
       3. Recoveries of prior Servicer Advances                         (1,940,091.91)
                                                                      ---------------
      4. Ending Servicer Advance Balance                                 4,958,881.63

    B. CASH COLLATERAL ACCOUNT

       1. Opening Cash Collateral Account                                                     48,288,748.09

       2. Deposit from the Collection Account                                                    382,101.33

       3. Investment Earnings                                                                    141,748.55

       4. Withdrawals from the Cash Collateral Account                                                 0.00

       5. Ending Cash Collateral Account Balance before Distributions                         48,812,597.97

       6. Required Cash Collateral Account Amount                                             46,511,385.39

       7. Cash Collateral Account Surplus                                                      2,301,212.58

          Distribution of CCA
          a.  Senior Loan Interest                                                              (105,342.62)
          b.  Senior Loan Principal                                                           (1,941,743.64)
          c.  Holdback Amount Interest                                                          (254,126.32)
          d. Holdback Amount Principal                                                                 0.00
                                                                                            ---------------
       9.            Total Distribution                                                       (2,301,212.58)

      10. Ending Cash Collateral Account Balance after Distributions                          46,511,385.39

    C. OTHER RELATED INFORMATION

       1. Discount Rate                                                        4.8100%

       2. Life to Date Prepayment (CPR)                                        4.2122%

       3. Life to Date Substitutions:

          a. Prepayments                                        0.00

          b. Defaults                                           0.00

          -------------------------------------------------------------------------------------------
                                                                    Oct-05               Sep-05
                                     Item                        Payment Date         Payment Date
          -------------------------------------------------------------------------------------------
      4.  a.  Senior Loan                                        15,383,751.16        17,325,494.80
          b.  Holdback Amount                                    31,129,421.05        31,129,421.05

      5.  Applicable Rates for the Interest Period:
          a.  Libor Rate for the Interest Period                       3.7963%
          b.  Senior Loan Interest Rate                                7.2963%
          c.  Holdback Amount Interest Rate                            9.7963%


      6. DELINQUENCY, NET LOSSES AND CPR HISTORY

       -----------------------------------------------------------------------------------------------------------------
                                  % of                    % of                     % of                   % of
                                Aggregate               Aggregate                Aggregate              Aggregate
                             Required Payoff         Required Payoff          Required Payoff        Required Payoff
                                 Amounts                 Amounts                  Amounts                Amounts
          Collection
            Periods        31-60 Days Past Due     61-90 Days Past Due     91-120 Days Past Due    120+ Days Past Due
       -----------------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------------
           09/30/05              1.82%                   0.82%                    0.22%                  0.26%
           08/31/05              1.92%                   0.38%                    0.20%                  0.22%
           07/31/05              1.64%                   0.38%                    0.18%                  0.23%
           06/30/05              1.70%                   0.54%                    0.18%                  0.26%
           05/31/05              1.65%                   0.41%                    0.18%                  0.36%
           04/30/05              1.69%                   0.37%                    0.28%                  0.23%
           03/31/05              1.70%                   0.77%                    0.29%                  0.01%

       -----------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------
          Collection         Cumulative Net           Monthly Net
             Month          Loss Percentage              Losses                 LTD CPR
       ------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------
         September-05            0.020%                160,999.26               4.21%
           August-05             0.033%                262,196.30               4.69%
            July-05              0.034%                273,048.48               4.35%
            June-05              0.091%                728,053.17               5.01%
            May-05               0.026%                211,417.52               5.23%
           April-05              0.014%                109,098.87               5.58%
           March-05              0.046%                365,812.55               7.35%

       ------------------------------------------------------------------------------------